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                                                                    Exhibit 3.88

                          CENTRE D'INFORMATION RX LTEE
                            RX INFORMATION CENTRE LTD


RESOLUTION adopted by the directors of the Corporation, as of May 4, 1979.


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ENACTMENT OF THE SPECIAL BY-LAW "B" (REPEAL OF THE GENERAL BY-LAWS)

             Be it resolved:

             That the following be and hereby is enacted as the special by-law "B" of the Corporation.

                               SPECIAL BY-LAW "B"

                          REPEAL OF THE GENERAL BY-LAWS

             All general by-laws of the Corporation presently effective are hereby repealed to be replaced with new general by-laws, as indicated hereafter.


ENACTMENT OF THE GENERAL BY-LAWS

             Be it resolved:

             That the following be and hereby is enacted as the general by-laws of the Corporation, numbered from 1 to 13 inclusive:

                                 BY-LAW NUMBER 1

                                 INTERPRETATION

             Unless the context otherwise requires, the following terms and expressions, when used in these by-laws of the Corporation, shall have the following meanings:

             1.1 "director" means, regardless of his actual title, the holder of such position, and the terms "directors" and "board of directors" shall include a sole director;

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             1.2 "Act" means the CANADA BUSINESS CORPORATIONS ACT (S.C. 1974-75,
ch. 33) and any act that may replace it, as amended from time to time;

             1.3 "by-laws" means the general by-laws of the Corporation, numbered from 1 to 13 inclusive, and any other by-laws of the Corporation in force from time to time;

             1.4 "Corporation" means the corporation incorporated under the name CENTRE D'INFORMATION RX LTEE - RX INFORMATION CENTRE LTD by certificate of incorporation pursuant to the Act;

             1.5 "articles" means the original or amended clauses governing the incorporation, as well as any amendment, merger, continuation, reorganization or other arrangement of the Corporation.

             Subject to the foregoing, the terms and expressions defined in the Act shall have the same meanings when used in these by-laws.

             Words denoting the singular shall also include the plural and vice versa, and words denoting the masculine gender shall also include the feminine gender; and words designating a person shall also include corporations, companies, partnerships and associations.

                                  BY-LAW NO. 2

                            NAME OF THE CORPORATION,
                      REGISTERED OFFICE AND CORPORATE SEAL

SECTION 1.   NAME

             The corporate name of the Corporation is CENTRE D'INFORMATION RX LTEE - RX INFORMATION CENTRE LTD.

SECTION 2.   REGISTERED OFFICE

             The registered office and the principal place of business of the Corporation shall be situated at 530 Beriault Street in the city of Longueuil in the province of Quebec.

             In addition to its registered office and principal place of business, the Corporation may establish and maintain such other offices, places of business, subsidiaries and agencies within or outside Canada as the board of directors may from time to time decide by resolution.

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SECTION 3.   CORPORATE SEAL

             The corporate seal of the Corporation shall be in circular form and the name of the Corporation as well as the year it was incorporated shall appear thereon.

             The chairman of the board of directors, the president of the Corporation, any vice-president, the secretary, the treasurer, any assistant secretary, assistant treasurer or director, or such other officer of the Corporation as the board of directors may designate and authorize for such purpose from time to time, shall all and each of them shall be permitted to affix the corporate seal of the Corporation to any document that may require it.

                                  BY-LAW NO. 3

                                  SHAREHOLDERS

SECTION 1.   ANNUAL MEETINGS

             The annual meeting of the shareholders of the Corporation shall be held at such date (not later than fifteen (15) months following the preceding annual meeting of the shareholders of the Corporation) as the directors may fix from time to time by resolution.

             Annual meetings of the shareholders of the Corporation shall be held at the registered office of the Corporation or elsewhere in Canada pursuant to the resolution of the board of directors, or in any other place outside Canada if all the shareholders of the Corporation entitled to vote thereat consent thereto.

SECTION 2.   SPECIAL MEETINGS

             Special meetings of shareholders may be called from time to time and at any time by the chairman of the board of directors, the president of the Corporation or the managing director, or by resolution of the board of directors, and shall be called where required in writing by the holders of not less than five percent (5%) of the shares issued by the Corporation that carry the right to vote thereat. Fractions of shares represented by certificates or scrips in bearer form, if any, shall not be considered as issued and outstanding for the purposes of determining such percentage. Each such resolution or requisition shall state the business to be transacted at such future meeting and each requisition shall be sent to each director and to the registered office of the Corporation.

             The chairman of the board or, in his absence, the president of the Corporation or, in his absence, the managing director shall, in the event that such a

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resolution is passed or requisition is received, cause the meeting to be called forthwith by the secretary of the Corporation pursuant to the terms of such resolution or requisition. If the secretary of the Corporation fails to call the meeting within twenty-one {21) days following the adoption of the resolution or receipt of the requisition, any director may call the meeting or such meeting may be called by any signatory of the requisition in accordance with and subject to the provisions of the Act.

             Special meetings of shareholders shall be held at the registered office of the Corporation or elsewhere in Canada pursuant to the resolution of the board of directors, or anywhere outside Canada if all the shareholders of the Corporation entitled to vote thereat consent thereto.

SECTION 3.   NOTICE OF MEETINGS

             A notice specifying the date, time and place of an annual meeting and special meeting of the shareholders shall be sent by prepaid mail to each shareholder entitled to vote at such meeting, at such shareholder's last address as shown in the registers of the Corporation, and to each director and to the auditor of the Corporation, not less than twenty-one (21) days and not more than fifty (50) days before the meeting, and neither the day on which notice is served or sent (TERMINUS A QUO) nor the day on which the meeting is held (TERMINUS AD QUEM) shall be counted for the purposes of determining the time for calling the meeting.

             In the case of joint shareholders, notice shall be given to the shareholder whose name first appears in the registers of the Corporation and notice so given shall constitute sufficient notice to each of the joint shareholders.

             A shareholder and any other person entitled to attend a meeting of the shareholders may waive notice of the meeting in any manner before or after the meeting is held, and the attendance of such shareholder or other person at the meeting constitutes a waiver of notice, except where he attends for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

             Notice of a meeting of the shareholders at which special business is to be transacted shall state:

             (a) the nature of such business in sufficient detail to permit the shareholders to form a reasoned judgement thereon; and

             (b) the text of any special resolution to be submitted to the meeting.

             All business to be transacted at a special meeting of the shareholders or at an annual meeting of the shareholders, except for consideration of the financial statements and auditor's report thereon, the reappointment of the incumbent auditor and the election of directors, is deemed to be special business.

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             Simple irregularities in the notice or in the manner in which notice is given or the accidental omission to give notice of any meeting to a shareholder or the non-receipt of any notice by a shareholder shall not invalidate any actions taken at such meeting.

SECTION 4.   CHAIRMAN OF THE MEETING

             The chairman of the board or, in his absence, the president of the Corporation or, in his absence, any vice-president who is a member of the board of directors (such vice-president to be designated by the meeting if more than one such vice-president is present) shall preside at any meeting of the shareholders. If the chairman of the board, the president of the Corporation and such vice-presidents are absent or decline to act, the persons present may choose one of their number to act as chairman of the meeting. In the case of an equality of votes, the chairman of a meeting of the shareholders shall have a second or casting vote in respect of any matter submitted to a vote at the meeting.

SECTION 5.   QUORUM, VOTE AND ADJOURNMENT

             A person actually present and having the right to vote at the meeting in question, either personally or as authorized proxy of a shareholder and representing, on his own behalf, by proxy or as an authorized agent of a legal entity or an association, not less than fifty-one percent (51%) of the shares of the share capital of the Corporation issued and outstanding and carrying the right to vote at such meeting, constitutes the quorum at annual meetings of the shareholders and special meetings of the shareholders of the Corporation.

             The acts of the holder or holders of a majority of shares thus represented and carrying the right to vote at such meeting shall be deemed to be the acts of all the shareholders, except where the vote or consent of a number of shareholders greater than the majority is required by the Act or the articles or by-laws of the Corporation. Subject to the foregoing, the vote of the holder or holders of a majority of shares represented at any annual meeting and carrying the right to vote at such meeting is sufficient to lawfully ratify any prior act of the board of directors and of the officers of the Corporation.

             If no quorum is present at the commencement of a meeting of the shareholders, the meeting, if called at the requisition of shareholders, shall be adjourned. In any other case, any persons present in person and entitled to be counted for the purpose of constituting a quorum may adjourn the meeting to such date, time and place as they may determine by resolution.

             Notice of the adjournment of a meeting to a date less than thirty {30) days later shall be given by an announcement made at the original meeting.

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             Notice of a meeting adjourned by one or more adjournments for an aggregate of thirty (30) days or more shall be given in the manner and in the period set forth under section 3 of this By-law No. Three.

             The quorum at the second or adjourned meeting shall consist solely of such person or persons as are physically present and entitled to vote thereat.

             Any business which could lawfully have been transacted at the original meeting may be transacted at such second or adjourned meeting.

SECTION 6.   RIGHT TO VOTE

             Any body corporate or association holding shares in the share capital of the Corporation carrying the right to vote at any meeting of the shareholders of the Corporation or at any meeting of a particular category of shareholders of the Corporation, may act and vote at such meeting through a duly authorized representative, who need not be a shareholder of the Corporation.

             At any meeting of the shareholders, each shareholder who is present at such meeting and entitled to vote thereat (including the authorized representative of a body corporate or association who is present in person) is entitled to one (1) vote on a show of hands and, if voting by secret ballot, each shareholder present in person or represented by proxy, including the authorized representative of a body corporate or an association present in person or represented by proxy, is entitled to one (1) vote for each share carrying the right to vote at the meeting and registered in his name (or in the name of the relevant body corporate or association) in the registers of the Corporation, unless the articles of the Corporation prescribe another form of vote, in which case voting shall be pursuant to such other form.

             A shareholder or a proxyholder of a shareholder, including the authorized representative of a body corporate or an association, may demand a secret ballot in respect of any matter to be submitted to a vote of the shareholders.

             At a meeting of the shareholders, shareholders entitled to vote, including a body corporate or an association, may vote by written proxy where the vote is held by secret ballot. The same principle applies to the authorized representative of a body corporate or an association if he is duly authorized to do so by such body corporate or association.

             In the case of joint shareholders, the vote of the most senior of such joint shareholders, either in person or by proxy, shall be accepted to the exclusion of the vote of any other joint holder of the same shares and, for the purposes of this paragraph, "most senior of such joint shareholders" shall mean the holder whose name first appears in the registers of the Corporation.

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SECTION 7.   PROXY AND SOLICITATION OF PROXIES

             Any shareholder entitled to vote at a meeting of the shareholders may, by proxy, appoint a proxyholder and several alternate proxyholders, who need not be shareholders, for the purpose of attending such meeting and acting thereat within the limits prescribed by the proxy.

             The instrument appointing a proxyholder shall be in writing and executed by the shareholder or his agent authorized in writing or, if the shareholder is a body corporate, either under its seal and by an officer thereof or by an agent duly authorized. A proxy is valid only at the meeting in respect of which it is given or any adjournment thereof.

             A shareholder may revoke a proxy by tendering a written instrument signed by him or by his agent authorized in writing, at the registered office of the Corporation until the last business day inclusive preceding the relevant meeting, or at the adjournment thereof, or by delivering the same to the chairman of the meeting upon the commencement of the meeting or the adjournment thereof.

             The directors may, in the notice of meeting, specify a closing date for the tender of proxies to the Corporation or to the agent thereof, which closing date shall not precede the commencement of the meeting or the adjournment thereof by more than forty-eight (48) hours, not including Saturdays and holidays.

             If the Corporation has fifteen (15) or more shareholders, counting joint shareholders as single shareholders, the management, when giving notice of any meeting of the shareholders, shall send a proxy form and management proxy circular in the form prescribed by the Act, to the auditor of the Corporation, to the relevant shareholders and to the Director under the Act.

             Subject to the provisions of the Act regarding the solicitation of proxies, an instrument appointing a proxyholder may be in the form set out below, but shall provide only for the appointment of the proxyholder and, if applicable, the revocation of a prior instrument appointing a proxyholder:

                                      PROXY

TO ALL WHO SHALL SEE THESE PRESENTS,

I, the undersigned, ______________ of ______________, being the registered holder of ______________ (__________) shares issued and outstanding of the share capital of CENTRE D'INFORMATION RX LTEE - RX INFORMATION CENTRE LTD do hereby appoint ______________, of ______________, or failing him, ______________ of
______________, as the proxyholder of the undersigned, to attend

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and vote to the extent of the number of votes to which I am now entitled or may be entitled, and otherwise to act for and on behalf of the undersigned and in his stead at the (special or annual) meeting of the shareholders of the Corporation, to be held at ______________, Province of Quebec, Canada, on the _______ day of ____________ 19__ at _____ a.m. / p.m. and at any adjournment or adjournments thereof, as fully as the undersigned would or could do if the undersigned were present in person, with full power of substitution and revocation, for the purpose of ______________ and (if applicable) I hereby revoke any prior proxy given to ______________ on the _______ day of ____________ 19__.

             And I hereby approve, ratify and confirm any action that my proxyholder or alternate proxyholder may legally take or cause to be taken, for and on my behalf and in my stead hereunder.


MADE AND SIGNED IN THE CITY OF ______________, Province of ______________, Canada, on this the _______ day of ____________ 19__.

IN THE PRESENCE OF:


                    -----------------    ----------------------
                          Witness              Shareholder


SECTION 8.   SCRUTINEERS

             The chairman of a meeting of the shareholders may appoint one (1) or more persons (who need not be shareholders) to act as scrutineer or scrutineers at such meeting.

SECTION 9.   SHAREHOLDER ADDRESSES

             Every shareholder shall provide the Corporation with an address to which or at which notices intended for such shareholder may be sent or served, failing which, notices may be sent to such shareholder at any address then appearing in the registers of the Corporation. If no address appears in the registers of the Corporation, notices shall be sent to such address as the sender of the notice considers the most likely to reach the intended recipient as soon as possible.

SECTION 10.  PURPOSES OF MEETING

             Annual meetings of the shareholders shall be called for the following purposes:

             (a) opening the meeting;

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             (b) reading the notice of meeting, if any, and determining that it has been duly given or waived;

             (c) determining that a quorum exists;

             (d) reading the minutes of the last annual meeting and any special meetings of the shareholders held thereafter, and approving the same, if applicable;

             (e) presenting the directors' annual report, if any;

             (f) presenting the balance sheet, statement of retained earnings, statement of income and expenses and statement of changes in financial position;

             (g) discussing the auditor's report, if any, and the financial statements and approving the same, if applicable;

             (h) electing the directors;

             (i) appointing the auditor and determining his remuneration;

             (j) approving, ratifying, and confirming the enactment, repeal or amendment of the by-laws, if any, to the extent that reference thereto was made in the notice of meeting;

             (k) approving, ratifying, and confirming the acts, decisions and resolutions of the directors and/or officers since the last annual general meeting, to the extent that reference thereto was made in the notice of meeting;

             (l) any other matters, provided that reference thereto was made in the notice of meeting; and

             (m) adjourning the meeting.

SECTION 11.  RESOLUTIONS

             All proposals or resolutions of the shareholders shall be adopted at meetings duly called. However, except where calling shareholders to a meeting is required by the Act, the signature of all the shareholders of the Corporation entitled to vote, on any document (which may be signed in counterparts) constituting a proposal or resolution which could be passed by the shareholders, shall confer upon such proposal or resolution the same value and effect as if it had been passed by the shareholders entitled to vote on such resolution at a meeting duly called and held for such purpose.

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SECTION 12.  MEETING OF SOLE SHAREHOLDER

             If the Corporation has only one shareholder or only one holder of a category or series of shares, meetings may be held by such shareholder or his proxyholder.

                                  BY-LAW NO. 4

                               BOARD OF DIRECTORS

SECTION 1.   NUMBER OF DIRECTORS

             The board of directors of the Corporation is comprised of four (4) directors.

SECTION 2.   CAPACITY AND TERM OF OFFICE

             Unless otherwise provided hereunder, each director shall be elected by a majority of votes cast at the annual meeting of the shareholders. The vote to elect the directors of the Corporation need not be by secret ballot, unless a person present and entitled to vote at the meeting where such election takes place demands that a ballot vote be held. Each director so elected shall remain in office until his successor is elected, unless such director resigns or is unable to act, either as a result of death or removal or for any other cause.

             The position of director shall become vacant automatically upon the occurrence of any of the following events:

             a) if he becomes bankrupt or makes an authorized assignment of his assets for the benefit of his creditors in general, or becomes insolvent; or

             b) if he is declared incompetent or is feeble-minded or is declared insane.


             The board of directors of the Corporation shall be comprised of a majority of Canadian residents.

SECTION 3.   GENERAL POWERS OF DIRECTORS

             The directors of the Corporation shall manage the business and internal affairs of the Corporation and may enter into all manner of agreements permitted by law on behalf of the Corporation and, except as otherwise provided below, may generally exercise such other powers and do such other things as the Corporation is

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authorized to exercise or do under its articles or on any other basis.

             Without limiting in any way the generality of the foregoing, the directors are expressly authorized, at any time, to purchase, rent or otherwise acquire, alienate, sell, exchange or otherwise dispose of the shares, securities, rights, securities in bearer form, options and other assets, land, buildings or other movable or immovable, real or personal or mixed, tangible or intangible property as well as any rights and interests therein, at such price and upon such terms and conditions as they see fit.

             Any action taken at a meeting of directors or by any person acting as director shall be as valid as if the directors or such other person, as the case may be, had been duly elected and authorized to act as directors of the Corporation, so long as no successor has been duly elected or appointed, even if the election of the directors or of such other person acting as director is subsequently revealed to have been defective, or that one or more directors were not authorized to act.

SECTION 4.   POWER TO ALLOT SHARES AND GRANT OPTIONS

             The shares of the Corporation are at all times under the control of the directors who, subject to the Act and the articles of the Corporation, may, from time to time, by resolution, accept subscriptions for, allot, distribute and issue, in whole or in part, unissued shares of the Corporation, or otherwise dispose thereof in any way or manner whatsoever and grant options thereon, to such directors, persons, firms, companies or corporations, and upon such terms and conditions, and for such consideration (in accordance with the Act or the articles of the Corporation) and at such time as they may prescribe in the resolution relating thereto.

SECTION 5.   POWER TO DECLARE DIVIDENDS

             The directors may, from time to time, subject to the Act, declare and pay such dividends as they see fit, out of the funds available for such purpose, to the shareholders according to their respective rights and interest in the Corporation.

             Before declaring a dividend or making any distribution of profits, the directors may set aside, out of the profits of the Corporation, such amounts as they deem appropriate as a reserve or reserves to be used for any purpose for which the profits of the Corporation may lawfully be used .

             The directors may, by resolution, stipulate that the amount of any dividend that may lawfully be declared by them be paid, in whole or in part, in shares of the share capital of the Corporation, and, for such purpose, may authorize the allotment, distribution and issuance of shares of the share capital of the Corporation as fully paid-up shares.

             A dividend may be paid by cheque or money order made payable to the shareholder or other person entitled thereto, and mailed to such shareholder's or other

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person's last address as it appears in the registers of the Corporation or, in the case of joint shareholders, to such joint shareholder whose name first appears in the registers of the Corporation, and the sending of such a cheque or money order shall constitute payment thereof, unless the cheque or money order is not paid upon presentation.

SECTION 6.   DATE OF MEETINGS AND NOTICE

             A meeting, called "annual meeting", of the new directors then present shall be held immediately following the first meeting of the shareholders and, subsequently, immediately following each annual meeting of the shareholders, without the requirement to give notice thereof, on the condition that such directors constitute a quorum, for the purpose of appointing the officers of the Corporation and transacting such other business as may arise.

             Regular meetings of the board of directors may be held anywhere within or outside Canada, at such date and time and upon such notice, if any, as the board of directors may, from time to time, determine by resolution. A copy of the resolution of the board of directors fixing the date and place of such regular meetings shall be sent to each director immediately after the adoption thereof, but no other notice shall be required for a regular meeting, except where the Act requires that the purpose of the meeting and the business to be transacted thereat be specified.

             Any meeting of the board of directors that has not been called in accordance with the preceding provisions of this section is a special meeting.

             Special meetings of the board of directors may be called at any time by the chairman of the board, the president of the Corporation, the managing director or two (2) directors. A notice specifying the date, time and place of such meeting shall be served upon each director or left at his place of residence or regular place of business or sent by prepaid mail, telegram or cablegram to his address as it appears in the registers of the Corporation, not less than forty-eight (48) hours before the meeting. If the address of a director does not appear in the registers of the Corporation, the notice shall be mailed to such address as the sender thereof considers the most likely to reach the relevant director promptly. A special meeting so called may be held at the registered office of the Corporation or in such other place within or outside Canada as is approved by resolution of the directors.

             Whenever the chairman of the board, the president of the Corporation or the managing director considers, at his discretion, that an urgent meeting of the directors must be called, he may give notice thereof in writing or verbally, by telegram, telephone or otherwise, not less than one (1) hour before the meeting, and such notice shall be valid for the purposes of the meeting called in such circumstances.

             Special meetings of the board of directors may be held at any time, date and place and for any purpose, without notice, when all directors are present or when such directors as are absent have waived notice of such meeting in writing. A director

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may waive notice of any meeting before or after the meeting is held, and attendance by a director at a meeting of directors shall constitute a waiver of notice, except where such director attends for the express purpose of objecting to the transaction of business on the grounds that the meeting is not lawfully called.

             A director may, with the consent of all the directors, participate in a meeting of the board of directors or of a committee of the board, by such technical means, including by telephone, as permit all the participants to communicate orally with one another, and a director participating in a meeting by such means shall be deemed to be present at that meeting.

SECTION 7.   CHAIRMAN OF THE MEETING

             The chairman of the board or, in his absence, the president of the Corporation or, in his absence, the managing director or, in his absence, any vice-president who is a member of the board of directors (such vice-president to be designated by the meeting if more than one such vice-president is present) shall preside at the meeting of directors. If the chairman of the board, the president of the Corporation, the managing director or such vice-presidents are absent or decline to act, the persons present may choose one of their number to act as chairman of the meeting. The chairman of a meeting of the board of directors is entitled to vote as a director on any matter submitted to the vote at the meeting, but shall not have a second or casting vote in the case of an equality of votes.

SECTION 8.   QUORUM

             Subject to Act, the directors may, from time to time, by resolution, fix the quorum for the meetings of the board of directors, but, until such time as a quorum has been fixed, two (2) of the directors in office from time to time shall constitute a quorum.

             A meeting of the board of directors at which there is a quorum, provided that such quorum consists of a majority of Canadian residents, is authorized to exercise any and all mandates, powers and discretions attributed to or recognized as belonging to the directors under the Act, the articles or the by-laws of the Corporation, notwithstanding any vacancy on the board.

             Notwithstanding the foregoing, directors may transact business even in the absence of a majority of Canadian residents:

             (a) if a Canadian resident who is among the directors absent approves the transactions in writing, by telephone or by any other means of communications, and

             (b) if the presence of such director would have caused the required majority to be constituted.

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             The questions raised at any meeting of the directors are resolved by the affirmative vote of a majority of directors present.

SECTION 9.   REMOVAL OF DIRECTORS

             A director may be removed with or without cause by ordinary resolution passed at a special meeting of the shareholders called for such purpose, and may be replaced by another duly qualified person elected by resolution passed at that same meeting. The person so elected shall remain in office only for such time as remains in the term of the director being replaced.

SECTION 10.  VACANCIES AND ADDITIONAL DIRECTORS

             Except for a vacancy resulting from the failure to elect the fixed number or minimum number of directors required by the articles of the Corporation or from an increase in such number, the directors then in office, provided they form a quorum, may fill the vacancies on the board. Any director so elected shall, subject to the provisions of section 9 of this by-law, remain in office for the remainder of his predecessor's term and may then be re-elected, provided that at no time shall the board of directors exceed the legally fixed number of directors.

             If the directors then in office do not form a quorum or if the vacancy is the result of the failure to elect the fixed number or minimum number of directors required by the articles of the Corporation or the result of an increase in such number, the directors in office shall then call, as soon as possible, a special meeting of the shareholders for the purpose of filling such vacancy. If the directors fail to call a special meeting of the shareholders or if no director is then in office, any shareholder of the Corporation may call such a meeting.

             A director may tender his resignation at any meeting of directors and the other directors may, at the same meeting, accept such resignation and immediately fill the vacancy thereby created.

SECTION 11.  REMUNERATION OF THE DIRECTORS

             Each director shall receive such remuneration as the board of directors may determine from time to time by resolution.

             The directors have the right to be reimbursed by the Corporation for any reasonable travel expenses (including hotel costs and incidental expenses) that they may incur to attend meetings of the directors or of the shareholders or that they may otherwise incur in the ordinary course of business of the Corporation.

             Any director who performs special services for the Corporation upon demand may receive such additional remuneration as the directors may determine.

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SECTION 12.  BY-LAWS AND RESOLUTIONS

             All by-laws and resolutions of the directors shall be passed at meetings that have been duly called. However, the signature of all the directors of the Corporation appearing at the bottom of any document (which may be executed in counterparts) constituting a by-law or a resolution which could be passed by the directors at a meeting shall confer upon such by-law or resolution the same value and effect as if such by-law or resolution had been passed by the unanimous vote of the directors at a meeting duly called and held.

SECTION 13.  SOLE DIRECTOR

             Where the Corporation has only one director, such director may lawfully hold meetings.

                                  BY-LAW NO. 5

                                   COMMITTEES

SECTION 1..  COMMITTEE OF DIRECTORS

             The directors of the Corporation may appoint, from among their number, a committee of directors, however designated, and delegate to such committee any of the powers vested in them, except for such powers as a committee of directors may not exercise under the Act. The members of such committee shall be a majority of Canadian residents.

SECTION 2.   OPERATING PROCEDURE

             Subject to the provisions of the last paragraph of section 6 of By-law No. 4, the powers of the committee of directors may be exercised by a meeting at which a quorum is present or by a written resolution signed by all the members of the committee who would have been entitled to vote on such resolution at a meeting of the committee. The meetings of the committee may be held anywhere within or outside Canada.

SECTION 3.   ADVISORY COMMITTEES

             The directors of the Corporation may, from time to time, appoint such other committees as they deem appropriate, provided that such other committees shall be advisory only.

SECTION 4.   PROCEDURE

             Unless otherwise decided by the directors, each committee has the power to fix its quorum to any number, provided that it shall not be less than a majority of its members, and to elect its chairman and determine its procedure.

                                  BY-LAW NO. 6

                                    OFFICERS

SECTION 1.   MANAGEMENT

             The management of the Corporation is comprised of a president and of one or more vice-presidents (one of whom may be appointed executive vice-president), a treasurer and a secretary. The chairman of the board, one or more other vice-presidents, one or more assistant secretaries or assistant treasurers or a managing director may also be appointed members of management.

             Such officers shall be appointed by the board of directors at its first meeting following the first meeting of the shareholders and, subsequently, at the first meeting of the board of directors following each annual meeting of the shareholders, and such officers of the Corporation shall remain in office until such time as their successors have been chosen and appointed to replace them. Other officers may also be appointed where the board of directors deems it necessary from time to time.

             In addition to the duties set forth in the by-laws, such officers shall duly perform such other duties as the board of directors may prescribe from time to time. One person may hold more than one (1) position. The officers of the Corporation need not be shareholders or directors of the Corporation, with the exception of the chairman of the board and the managing director.

SECTION 2.   CHAIRMAN OF THE BOARD

             The chairman of the board is chosen from among the directors. The chairman of the board shall preside at all the meetings of the shareholders and all meetings of the board of directors, and shall have such other powers and duties as the board of directors may, from time to time, assign to him by resolution, subject to the Act.

SECTION 3.   PRESIDENT OF THE CORPORATION

             The president, in the absence of the chairman of the board, shall preside at all meetings of the shareholders and meetings of the board of directors. The president of the Corporation is the principal officer of the Corporation and, if no managing director is appointed, he shall exercise general control and supervision of the business of the Corporation. He shall have such other powers and duties as the board of directors may, from time to time, assign to him by resolution, subject to the Act.

SECTION 4    VICE-PRESIDENT OR VICE-PRESIDENTS

             The vice-president or vice-presidents, whether or not they are chosen from among the directors, shall have such powers and exercise such functions as the board of directors may, from time to time, assign to them by resolution. In the event of the absence or incapacity of the chairman of the board, the president of the Corporation and the managing director, the vice-president appointed to the position of executive vice-president or any other vice-president designated by the chairman of the board, the president of the Corporation or the managing director, may exercise the powers and functions of chairman of the board, president of the Corporation and managing director, and where such vice-president exercises any of the powers or functions of the chairman of the board, the president of the Corporation or the managing director, the absence or incapacity of the chairman of the board, the president of the Corporation or the managing director, as the case may be, shall be presumed.

SECTION 5.   TREASURER AND ASSISTANT TREASURERS

             The finances of the Corporation are under the express supervision of the treasurer. The treasurer deposits the monies and other assets of the Corporation on behalf and to the account of the Corporation, with such banks, trust companies or other depositaries as the board of directors may designate from time to time by resolution. Upon request by the board of directors, the treasurer shall render account to the board of directors in respect of the financial situation of the Corporation and all transactions effected by him in his capacity as treasurer and, as soon as possible after the end of each fiscal year, the treasurer shall prepare a report on the fiscal year just ended and submit the same to the board of directors. The treasurer is responsible for the custody, filing and keeping of all books and records and other documents which, pursuant to the laws governing the Corporation, shall be held by the Corporation. The treasurer shall perform all other duties specific to his function as treasurer, as well as such other duties as the board of directors may assign to him from time to time by resolution, subject to the Act.

             Assistant treasurers may exercise such functions of the treasurer as the board of directors or the treasurer himself may assign to them from time to time, subject to the Act.

SECTION 6.   SECRETARY AND ASSISTANT SECRETARIES

             The secretary shall give and cause to be served all the notices of the Corporation and shall draft and keep the minutes of all meetings of the shareholders and meetings of the board of directors and committees of directors, in one or more registers intended for such purpose. The secretary is responsible for the safekeeping of the corporate seal of the Corporation. He is responsible for the registers of the Corporation, including the registers in which are entered the names and addresses of the shareholders and members of the board of directors, along with copies of all reports prepared by the Corporation and such other books and documents as the board of directors may order or assign. The secretary is responsible for the safekeeping and production of all books, reports, certificates and other documents, the safekeeping and production of which is required by the Act. He shall fulfil all other duties relating to his functions, as well as such other duties as the board of directors may assign to him from time to time, by resolution, subject to the Act.

             Assistant Secretaries may perform such duties of the secretary as the board of directors or the secretary himself may assign from time to time, subject to the Act.

SECTION 7.   SECRETARY-TREASURER

             Where the secretary also performs the duties of the treasurer, he may, at the discretion of the board of directors, be designated as "secretary treasurer".

SECTION 8.   MANAGING DIRECTOR

             The directors may, from time to time, appoint a managing director from among their number, provided that such managing director is a Canadian resident. The managing director shall manage the business and internal affairs of the Corporation under the supervision of the board of directors, and shall exercise such powers as the board of directors may generally or specifically delegate to him from time to time by resolution, subject to the Act.

SECTION 9.   REMOVAL

             The board of directors may, by resolution, remove and dismiss any officer or employee of the Corporation or any member of management, with or without cause, at a meeting called for such purpose, and elect or appoint another in his stead. Any officer or employee of the Corporation who is not a member of management or of the board of directors may also be removed and dismissed, with or without cause, by the chairman of the board, the president of the Corporation, any vice-president or the managing director. However, if removal or dismissal is without cause and there is a specific contract overriding the provisions of this section, removal shall be in accordance with the provisions of such contract.

SECTION 10.  REMUNERATION

             The remuneration of all the members of the management of the Corporation and the other officers of the Corporation shall be determined from time to time by resolution of the board of directors.

                                  BY-LAW NO. 7

                                   SECURITIES

SECTION 1.   SECURITIES CERTIFICATES

             Certificates representing the securities of the Corporation shall be in a form approved by the board of directors. Such certificates shall be signed by the president of the Corporation or any vice-president and the secretary or assistant secretary of the Corporation, provided that the signature of the president of the Corporation or any vice-president may also be engraved, lithographed or mechanically reproduced in any other way on the certificates and, if the Corporation has appointed a transfer agent, the signature of the secretary or assistant secretary may also be engraved, lithographed or mechanically reproduced in any other manner on the certificates. All certificates so signed are deemed to have been signed by hand by such officers and are, for all intents and purposes, as valid as if they had been signed by hand, even where the persons whose signatures are reproduced in this manner have ceased to be officers of the Corporation upon the issuance of the certificates or at the date inscribed thereon.

             As regards securities in bearer form, if any, reference is made to any by-law adopted from time to time in regard thereto.

SECTION 2.   SECURITIES REGISTERS

             A central securities register shall be maintained at the registered office of the Corporation or any other place in Canada designated by the directors, and one or more local securities registers may be maintained within or outside Canada, at such place as the directors may designate from time to time by resolution. Such central securities register and local securities registers shall be kept by the secretary or such other officer as may specifically be tasked therewith or such other agent as the board of directors may appoint for such purpose by resolution, if required.

             Subject to the provisions of any by-law that may be passed regarding the issuance of securities in bearer form, the names, in alphabetical order, and the last known address of persons who hold or have held securities issued by the Corporation, the number of securities held by each of them, and the date and conditions of issuance and transfer of each security, shall be entered into the central securities register. A local securities register of the securities issued or transferred locally and the terms and conditions of each issuance or transfer of a security registered in a local securities register shall also be entered in the central securities register.

             Subject to the aforementioned by-law, any reference to the issuance or transfer of a security of the Corporation in any of the registers shall constitute a full and valid registration thereof. All securities of the Corporation are, subject to such by-law, transferable in the central securities register or in a local securities register, regardless where the certificate representing the securities being transferred was issued.

             Such registers shall be open to inspection by shareholders and creditors of the Corporation and their agents and legal representatives during normal business hours, every day except Sundays and statutory holidays, at such place or places as the directors have authorized such registers to be kept respectively, in accordance with the provisions of this by-law, and each such shareholder or creditor of the Corporation or their agents and legal representatives may take extracts thereof without charge.

             Subject to the provisions of any by-law regarding the issuance of securities in bearer form, a transfer of the securities of the Corporation shall not be valid and shall not be entered on the central securities register or a local securities register unless the certificates representing the securities being transferred have been tendered or cancelled.

SECTION 3.   RECORD DATE

             The board of directors may, from time to time and at any time, fix in advance a date as the record date for the determination of the shareholders entitled to receive notice of a meeting of the shareholders, but such record date shall not precede by more than fifty (50) days or by less than twenty-one
(21) days the date on which the meeting is held.

             The board of directors may also, from time to time and at any time, within the fifty (50) days preceding the relevant procedure, fix in advance a final registration date as the record date for the determination of the shareholders entitled:

             a) to receive dividends;

             b) to share in the distribution resulting from liquidation; or

             c) for any other purpose, except as regards the right to receive notice of a meeting or vote thereat.

             A notice of any record date so selected shall be given not later than seven (7) days prior to such record date, by publication in a newspaper published or distributed at the place where the registered office of the Corporation is situated, and at every place in Canada where the Corporation has a transfer agent or at which a transfer of its shares may be registered, and in writing to each Canadian stock exchange where the Corporation's shares are listed, as the case may be.

             Only such shareholders whose names appear in the register on the record date fixed as aforesaid may exercise the rights referred to above, provided that, if a shareholder has not received a notice of meeting, such shareholder is not precluded from exercising his right to vote at such meeting.

SECTION 4.   REGISTRARS AND TRANSFER AGENTS

             The board of directors may, from time to time, by resolution, appoint or replace the registrars and transfer agents for the securities of the Corporation and generally make by-laws governing the transfer of the securities of the Corporation. All securities certificates of the Corporation issued after such appointment shall be countersigned by one of such registrars or transfer agents, failing which, they shall be null and void.

SECTION 5.   LOST, DESTROYED OR DEFACED CERTIFICATES

             The board of directors shall order that a new certificate for the securities of the Corporation be issued to replace any certificate previously issued by the Corporation which has been defaced, lost, destroyed or stolen if the owner:

             a) so requires before being notified of the acquisition of such security by a good faith purchaser;

             b) provides the Corporation with a sufficient guarantee; and

             c) meets any other reasonable requirement prescribed by the Corporation.

SECTION 6.   RESTRICTIONS ON SECURITIES AND SHAREHOLDERS

             The securities and shareholders of the Corporation are subject to such restrictions, if any, as are or may be set forth in respect thereof in the articles of the Corporation.

                                  BY-LAW NO. 8

                         FISCAL YEAR, ACCOUNTS AND AUDIT

SECTION 1.   FISCAL YEAR

             The fiscal year of the Corporation shall end on May 31st of each year.

SECTION 2.   ACCOUNTS

             The directors shall cause proper books of accounts to be kept in respect of all monies received and expended by the Corporation, the purposes for which such amounts are received and expended, all sales and purchases of property by the Corporation, all assets and liabilities of the Corporation and all other transactions relating to the financial situation of the Corporation.

             The books of accounts shall be kept at the registered office of the Corporation or at such other place as the directors deem appropriate and such books of accounts may be examined by the directors at all reasonable times.

             If the books of accounts of the Corporation are kept outside Canada, then sufficient accounting records shall be kept at the registered office or in another office in Canada to permit the directors to verify the financial situation of the Corporation on a quarterly basis and with sufficiently reasonable accuracy.

SECTION 3.   AUDIT

             The appointment, rights and duties of the auditor or auditors of the Corporation are governed by the Act. The books and records of the Corporation shall be examined not less often than once every fiscal year and the accuracy of the statements of income and expenses and balance sheet shall be certified by such auditors or auditors.

                                  BY-LAW NO. 9

                  CONTRACTS, CHEQUES, BANK DRAFTS AND ACCOUNTS

SECTION 1.   CONTRACTS

             All deeds, documents, transfers, contracts, undertakings, obligations, debentures and other instruments to be signed by the Corporation shall be signed by the chairman of the board or the president of the Corporation or a vice-president or the managing director, or by a director and countersigned by the secretary or treasurer or an assistant secretary or assistant treasurer or another director of the Corporation. The board of directors may, from time to time, by resolution, authorize other persons to sign on behalf of the Corporation. Such authority may be general or limited to a specific case. Except as aforesaid or as otherwise provided in the by-laws of the Corporation, no director, officer, representative or employee of the Corporation has the power or the authority to bind the Corporation by contract or otherwise, or to borrow funds on the credit of the Corporation.

             Subject to the Act, the Corporation may enter into a contract or transact business with one or more directors or officers of the Corporation, or with any firm of which one or more of the directors or officers of the Corporation are members or employees, or with any other company or corporation of which one or more directors or officers of the Corporation are shareholders, directors, officers or employees.

             Any director or officer of the Corporation who is a party to a material contract or proposed contract with the Corporation or who is a director or officer of a body corporate that is a party to a material contract or proposed contract or who has material interests in such a body corporate shall disclose in writing to the Corporation or require that be entered into the minutes of the meetings of directors the nature and scope of his interests, at the time and in the manner provided under the Act, and such director shall abstain from voting on any resolution involving the approval of the contract, except as provided under the Act.

SECTION 2.   CHEQUES AND BANK DRAFTS

             All cheques, bills of exchange and other money orders, promissory notes or debt instruments issued, accepted or endorsed on behalf of the Corporation shall be signed by a director, officer or representative or by directors, officers or representatives of the Corporation in such manner as the board of directors shall determine from time to time by resolution. Any director, officer or representative of the Corporation acting alone may endorse promissory notes and bank drafts to be collected for the account of the Corporation through its bankers, and may endorse promissory notes and cheques for deposit in the bank of the Corporation to the account of the Corporation. Such commercial papers may also be endorsed "for collection" or "for deposit" at the Corporation's bank by using the stamp of the Corporation intended for this purpose. Any director, officer or representative appointed for this purpose may arrange, settle, verify and certify all books, records and accounts between the Corporation and its bankers, and may receive all cancelled cheques and vouchers and sign all verification forms, release forms and bank checklists.

SECTION 3.   DEPOSITS

             The funds of the Corporation may, from time to time, be deposited to the account of the Corporation in such banks or trust companies as the board of directors may approve from time to time by resolution.

SECTION 4.   CUSTODY OF SECURITIES

             The securities of the Corporation shall be lodged with one or more bankers, trust companies or other financial institutions in Canada, the United States of America or such other places as are designated by the board of directors. All securities so lodged shall be withdrawn from time to time but only by written order of the Corporation, signed by such director, officer or representative or by such directors, officers or representatives and in such manner as the board of directors shall determine from time to time by resolution. Such authority may be general or limited to a particular case. Any financial institution so selected as custodian by the board of directors is entirely protected when acting in accordance with the instructions of the board of directors and shall in no way be responsible for the manner in which securities so removed from custody, or the proceeds thereof, are disposed of.

                                  BY-LAW NO. 10

                                  DECLARATIONS

             The chairman of the board, the president of the Corporation, any vice-president, the treasurer, the secretary, the secretary-treasurer, any assistant treasurer, any assistant secretary, the managing director, the accountant, any assistant accountant or chief clerk, or any other officer or person designated for this purpose by the president of the Corporation or by a vice-president are, collectively or individually, authorized and empowered to appear and make answer for the Corporation and on its behalf to all writs, orders and interrogatories upon articulated facts issued out of any court and to declare, for and on behalf of the Corporation, any answer to writs of attachment by way of garnishment in which the Corporation is garnishee, and to make all affidavits and sworn declarations in connection therewith or in connection with any or all judicial proceedings to which the Corporation is a party and to make demands of abandonment or petitions for winding up or bankruptcy orders upon any debtor of the Corporation and to attend and vote at all meeting of creditors of any of the Corporation's debtors and grant proxies in connection therewith.

                                  BY-LAW NO. 11

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

             Subject to the limitations provided under the Act, the Corporation shall, from time to time and at any time, indemnify and hold harmless and reimburse, out of the funds of the Corporation, each director and officer of the Corporation and his predecessors and any person who, at the request of the Corporation, acted as a director or officer of a corporation of which the Corporation is shareholder or a creditor, as well as his heirs, testamentary executors, administrators and assigns, including their patrimony, respectively against the following:

             (a) all costs, charges and expenses, including any amount paid to settle an action or satisfy a judgement, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or another body corporate, except in respect of an action by or on behalf of the Corporation or another body corporate to obtain a favourable judgement, if:

                  (i) he acted honestly and in good faith with a view to the best interests of the Corporation; and

                  (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful;

             (b) all costs, charges and expenses resulting from having been a party to an action commenced by or on behalf of the Corporation or a body corporate with a view to obtaining a favourable judgement, where the conditions set forth under subparagraph (i) and (ii) above are met, and with the approval of the court;

             (c) all other costs, charges and expenses reasonably incurred by such director, officer or other person in the course of or in connection with the business relating to his duties or in connection therewith from time to time;

with the exception of the costs, charges and expenses incurred by reason of his own fault, gross negligence or wilful omission.

             Furthermore, subject to the limitations provided under the Act, no director or officer of the Corporation then in office shall be liab1e for the acts, receipts, neg1ects or defaults of any other director or officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation by order of the board of directors, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person, firm or corporation, including any person, firm or corporation with which any of the moneys, securities or instruments of the Corporation shall be invested or deposited, or for any misuse, loss, usurpation, embezzlement or damage occasioned by any transaction involving money, securities or other assets of the Corporation or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or trust or in relation thereto; provided that nothing herein shall relieve any director or officer from any liability resulting from his own fault, gross negligence or wilful omission.

             AND the Corporation hereby consents to the indemnification provided under this by-law.

                                  BY-LAW NO. 12

                                 BORROWING POWER

             The board of directors is hereby authorized, from time to time and at any time:

             (a) to borrow money and obtain advance(s) upon the credit of the
                 Corporation from any bank, corporation, company, partnership or person, upon such terms and conditions, at such time, in such sums, to such an extent and in such manner as the board of directors may deem appropriate in its discretion;

             (b) to limit or increase the amount to be borrowed;

             (c) to issue, reissue or cause to be issued bonds, debentures or other securities of the Corporation and to pledge or sell the same for such sums, upon such terms and conditions and at such prices as the board of directors may deem appropriate;

             (d) to secure any such bonds, debentures or other securities of the
                 Corporation or any other present or future loan or undertaking of the Corporation by means of a hypothec, charge or pledge on any or all moveable or immoveable property, currently owned or hereafter acquired by the Corporation, and all or part of the business and rights of the Corporation;

             (e) as security for any discounts, overdrafts, loans, credits, advances or other indebtedness or liability of the Corporation to any bank, corporation, company, partnership or person, and interest thereon, to hypothecate, pledge or charge, assign and transfer to any bank, corporation, company, partnership or person, any or all of the property of the Corporation, real or personal or mixed, moveable or immoveable, now owned or hereafter acquired, and to give such security thereon as may be taken by a bank under the provisions of the BANK ACT, and to renew, alter, vary or substitute such security from time to time, with authority to enter into promises to give security under the BANK ACT for any indebtedness contracted or to be contracted by the Corporation to any bank;

             (f) subject to the Act, to procure or help to procure funds and to help, by means of bonuses, loans, promises, endorsements, guarantees or otherwise, any company, corporation or person and to secure the performance or accomplishment of any contracts, undertakings or obligations of any company, partnership or person and, more particularly, to secure the payment of the capital and interest on the bonds or other securities, hypothecs and indebtedness of any company, partnership or person;

             (g) generally to exercise all and any rights or powers that the
                 Corporation may exercise under its articles and the laws governing the Corporation;

             (h) to delegate by resolution to any director or officer, subject to the limitations contained in the Act, all and any of the powers hereby conferred upon the board of directors.

                                  BY-LAW NO. 13

                   ENACTMENT, REPEAL AND AMENDMENT OF BY-LAWS

             The directors may, from time to time, make, enact or pass by-laws that do not contravene the Act or the articles of the Corporation, relative to the business or internal affairs of the Corporation, and may repeal, amend or re-enact any by-law of the Corporation. Such by-laws (except such by-laws as, under the provisions of the Act, must be approved and ratified by the shareholders before coming into force) and each repeal, amendment or re-enactment of such by-laws shall take effect from the date of the resolution of the directors and shall be submitted at the next meeting to the shareholders of the Corporation who may, by ordinary resolution, confirm, reject or amend such by-laws. In the event that the by-laws are rejected by the shareholders or they are not so submitted to the shareholders, such by-laws become null and void.

CORPORATE REGISTERS

BE IT RESOLVED:

             That the corporate registers listed below be and hereby are adopted as the corporate registers of the Corporation:

             1. Register of shareholders;
             2. Register of directors;
             3. Securities register; and
             4. Register of transfers.

CONFIRMATION OF OFFICERS

BE IT RESOLVED:

That the following persons be and are hereby confirmed in the office appearing opposite their respective name:

                 NAME                      OFFICE

             Jean Coutu                 President
             Louis Michaud              Vice-President
             Gilles C. Lachance         Secretary

******                                ******                              ******

             The by-laws number 1 to 13 inclusive, the three resolutions regarding the adoption of the seal, the adoption of the corporate registers, and the determination of the directors are hereby passed , as evidenced by the signature of the directors of the Corporation pursuant to the provisions of subsection 112(1) of the CANADA BUSINESS CORPORATIONS ACT, on this the 4th day of May 1979.


           [signed] Jean Coutu                [signed] Louis Michaud
      -------------------------------    ----------------------------------
                Jean Coutu                         Louis Michaud

          [signed] Yvon Bechard             [signed] Gilles C. Lachance
      -------------------------------    ----------------------------------
               Yvon Bechard                     Gilles C. Lachance


                                    DIRECTORS